Exhibit 99.1

The information provided in this Exhibit is presented only in connection with the reporting changes described in the accompanying Form 8-K. This information does not reflect events occurring after February 19, 2013, the date we filed our 2012 Form 10-K, and does not modify or update the disclosures therein in any way, other than as required to reflect the change in reportable segments, allocations and the adoption of a new accounting standard, as described in the Form 8-K and set forth in Exhibits 99.1 through 99.4 attached thereto. You should therefore read this information in conjunction with the 2012 Form 10-K, and any subsequent amendments on Form 10-K/A, filed with the Securities and Exchange Commission after February 19, 2013 and in conjunction with our June 30, 2013 Form 10-Q filed with the Securities and Exchange Commission on July 30, 2013.

PART I
FMC Corporation (FMC) was incorporated in 1928 under Delaware law and has its principal executive offices at 1735 Market Street, Philadelphia, Pennsylvania 19103. Throughout this Annual Report, except where otherwise stated or indicated by the context, “FMC”, “We,” “Us,” or “Our” means FMC Corporation and its consolidated subsidiaries and their predecessors. Copies of the annual, quarterly and current reports we file with the Securities and Exchange Commission (“SEC”), and any amendments to those reports, are available on our website at www.FMC.com as soon as practicable after we furnish such materials to the SEC.

ITEM 1.	BUSINESS
General
We are a diversified chemical company serving agricultural, consumer and industrial markets globally with innovative solutions, applications and market-leading products. We operate in four distinct business segments: FMC Agricultural Solutions, FMC Health and Nutrition, FMC Minerals and FMC Peroxygens. Our FMC Agricultural Solutions segment develops, markets and sells all three major classes of crop protection chemicals – insecticides, herbicides and fungicides – with particular strength in insecticides and herbicides. These products are used in agriculture to enhance crop yield and quality by controlling a broad spectrum of insects, weeds and disease, as well as pest control in non-agricultural markets. The FMC Health and Nutrition segment focuses on food and pharmaceuticals ingredients and our intent is to expand into nutraceuticals, personal care and similar markets. Our food ingredients are used to enhance texture, color, structure and physical stability. The pharmaceutical additives are used for binding, encapsulation and disintegrant applications; ultrapure biopolymers are used for medical devices. Our FMC Minerals segment manufactures a wide range of inorganic materials including soda ash and lithium. Soda ash is utilized in markets such as glass and detergents and lithium is utilized in energy storage, specialty polymers and pharmaceutical synthesis for industrial uses. Our FMC Peroxygens segment manufactures hydrogen peroxide, specialty peroxygens and silicates. The products in this segment are sought by customers for their specific functionality in markets such as environmental remediation and pulp and paper. We have begun exploring the divestiture of all or significant portions of FMC Peroxygens.

The following table shows the principal products produced by our four business segments and their raw materials and uses:

Segment	Product	Raw Materials	Uses
FMC Agricultural Solutions	Insecticides	Synthetic chemical intermediates
Protection of crops, including cotton, sugarcane, rice, corn, soybeans, cereals, fruits and vegetables from insects and for non-agricultural applications including pest control for home, garden and other specialty markets

	Herbicides	Synthetic chemical intermediates	Protection of crops, including cotton, sugarcane, rice, corn, soybeans, cereals, fruits and vegetables from weed growth and for non-agricultural applications including turf and roadsides
	Fungicides	Synthetic chemical intermediates	Protection of crops, including fruits and vegetables from fungal disease

FMC Health and Nutrition	Microcrystalline Cellulose	Specialty pulp	Drug dry tablet binder and disintegrant, food ingredient
	Carrageenan	Refined seaweed	Food ingredient for thickening and stabilizing, encapsulants for pharmaceutical and nutraceutical
	Alginates	Refined seaweed	Food ingredient, pharmaceutical excipient, healthcare and industrial uses
	Natural Colorants	Plant sources, select insect species	Food, pharmaceutical and cosmetics
	Pectin	Citrus fruit peels	Food ingredients for texture and stabilizing

FMC Minerals	Lithium	Extracted lithium	Batteries, polymers, pharmaceuticals, greases and lubricants, glass and ceramics and other industrial uses
	Soda Ash	Mined trona ore	Glass, chemicals, detergents

FMC Peroxygens	Peroxygens	Hydrogen, caustic soda, sulfuric acid, acetic acid	Pulp & paper, chemical processing, detergents, antimicrobial disinfectants, environmental applications, electronics, and polymers
	Silicates	Caustic Soda, Soda Ash	Tires, detergents and pulp & paper

We have operations in many areas around the world. With a worldwide manufacturing and distribution infrastructure, we are able to respond rapidly to global customer needs, offset downward economic trends in one region with positive trends in another and match local revenues to local costs to mitigate the impact of currency volatility. The charts below detail our sales and long-lived assets by major geographic region.

REVENUES BY REGION - 2012	LONG-LIVED ASSETS BY REGION - 2012
REVENUE: $3,748.3 MILLION	LONG-LIVED ASSETS: $1,958.8

17%
31%
35%
17%
Latin America
Asia Pacific
North America
Europe, Middle East & Africa

7%
13%
52%
28%
Latin America
Asia Pacific
North America
Europe, Middle East & Africa

Our Strategy
Since 2010, we have invested significant resources and managerial time in the development and implementation of a new strategic plan for the Company. This corporate strategy, which we refer to as Vision 2015, is focused on driving sales and earnings growth while sustaining a return on invested capital well above our cost of capital. This strategy's objective is to achieve a total shareholder return in the top quartile of a broad group of industry peers. Vision 2015 has five key elements:
Growing Leadership Positions. We intend to continue to build and strengthen our market leading positions by executing a plan that relies primarily on organic growth, complemented by a focused external growth strategy. We benefit from a business portfolio that is exposed to faster growing end markets and geographic regions. FMC Agricultural Solutions’ organic growth plan focuses on market and product innovations while strengthening market access. FMC Health and Nutrition's organic focus is primarily on new products and new applications for existing products. FMC Minerals’ focus is on new applications for existing chemistries. To complement these organic growth initiatives, our external growth strategy employs a focused, disciplined approach to company, product and technology acquisitions. We believe this strategy reduces the risk normally inherent in external growth. FMC Agricultural Solutions intends to complement its organic growth initiatives by acquiring new products and technologies, as well as making selective acquisitions to strengthen market access and enter adjacent spaces. In FMC Health and Nutrition, the food ingredients market is our top priority for acquisitions that will expand our product line offerings and positions in rapidly-developing economies. FMC Minerals will evaluate selective acquisitions focused in specialty applications. Across all businesses our strategy excludes making large scale, complex, or transformational acquisitions or adding another business platform to our portfolio through acquisition.
Increasing our Reach. We intend to bias our growth initiatives toward further strengthening our positions in rapidly-developing economies (RDEs). Our growth in Latin America will be largely driven by leveraging FMC Agricultural Solutions’ leadership positions. In Asia, our growth initiatives will be more broad-based, with targeted investments in human, scientific and technological resources across our businesses in the region. In Central and Eastern Europe, Turkey and Russia, we will focus on establishing strong footholds in key countries.
Capturing the Value of Common Ownership. We are moving from a highly decentralized organizational model to one that has both centralized and decentralized qualities. We believe this shift will enable us to better leverage the size and scope of our company to realize cost savings and increase efficiencies yet maintain strong accountability in our business units. Our efforts to date have focused on such areas as procurement, strategic planning, mergers and acquisitions, communications, global supply chain and RDE infrastructure.
Proactively Managing our Portfolio. We continually assess the performance of all of our business units, and will take actions as needed should a unit’s performance change. Within our businesses, we continue to evaluate the performance of specific product lines and have taken action where a product line has become non-strategic or economically unsustainable, such as the exit in 2011 of the sodium percarbonate product line and of the zeolites product line in 2012.
Disciplined Cash Deployment. Under our Vision 2015 plan, we expect to fund our growth strategies and return a significant amount of cash to our shareholders through share repurchases and dividends.
Underlying our ambition to deliver our Vision 2015 plan is a continued commitment to enterprise sustainability, including responsible stewardship. As we grow, we will do so in a responsible way. Safety is and will remain of utmost importance. Meeting and exceeding our customers’ expectations will continue to be a primary focus. We will, as always, conduct our business in an ethical manner. In 2012, we published our inaugural Sustainability Report, which provides an overview of our sustainability effects and progress.
Financial Information about Our Business Segments
See Note 19 to our consolidated financial statements included within this Form 8-K as Exhibit 99.4. Also see below for selected financial information related to our segments.

FMC Agricultural Solutions
Financial Information (In Millions)

FMC AGRICULTURAL SOLUTIONS	FMC AGRICULTURAL SOLUTIONS
REVENUE AND OPERATING MARGIN 2008-2012	CAPITAL EXPENDITURES AND DEPRECIATION & AMORTIZATION 2008-2012

2000
1800
1600
1400
1200
1000
800
600
400
200
0
40%
35%
30%
25%
20%
1,059
1,052
1,242
1,465
1,764
23%
27%
25%
24%
26%
2008
2009
2010
2011
2012
Revenue
Operating Margin

40
35
30
25
20
15
10
5
0
17
12
29
17
13
22
17
23
18
34
2008
2009
2010
2011
2012
Capital Expenditures
Depreciation and Amortization

Overview
Our FMC Agricultural Solutions segment, which represents approximately 47 percent of our 2012 consolidated revenues, operates in the agrochemicals industry. This segment develops, manufactures and sells a portfolio of crop protection, professional pest control and lawn and garden products.

Products and Markets

FMC AGRICULTURAL SOLUTIONS	FMC AGRICULTURAL SOLUTIONS
2012 SALES MIX	2012 REVENUE BY REGION

11%
50%
39%
Insecticides
Herbicides
Fungicides/Other

9%
21%
54%
16%
Latin America
Asia Pacific
North America
Europe, Middle East & Africa

FMC Agricultural Solutions' portfolio is comprised of three major pesticide categories: insecticides, herbicides and fungicides. Insecticides represent the largest product line in our FMC Agricultural Solutions segment, which include our pyrethroid and carbamate chemistries, in which we maintain leading market positions based on revenues. Our herbicide portfolio primarily targets niche uses and controls a wide variety of difficult-to-control weeds. In 2011, we acquired iprodione and prochloraz fungicides for all agricultural uses outside of Europe. This acquisition strengthened our fungicide portfolio offerings as these two fungicides are highly effective, resistance management technologies that are used in more than 50 countries, primarily in the tree, fruit and vegetable markets.
We access key Western European markets through a Belgian-based pesticide distribution company, Belchim Crop Protection N.V., in which we have an ownership interest. We also have joint venture arrangements with Nufarm Limited in three countries in Eastern Europe, which allow us to capitalize on growth in this part of Europe. In North America, we access the market through several major national and regional distributors including our own sales and marketing organization in Canada. We access key Asian markets either through local independent distributors or our own sales and marketing organizations. In the large agricultural market of Brazil, we access the market in part through independent distributors and in part we sell directly to large growers through our own sales and marketing organization. We access other key South American markets through local independent distributors, our own sales and marketing organizations and our recently formed joint venture distributor in Argentina. Through these and other alliances, along with our own targeted marketing efforts, access to novel technologies and our innovation initiatives, we expect to maintain and enhance our access in key agricultural and non-crop markets and develop new products that will help us continue to compete effectively.
The following table summarizes the principal product chemistries in FMC Agricultural Solutions and the principal uses of each chemistry:

			Cotton	Corn	Rice	Cereals	Fruits, Vegetables	Soybeans	Sugar Cane	Tobacco	Oil Seed Rape	Professional Pest Control Home & Garden
Insecticides	Pyrethroids	permethrin	X	X	X	X	X	X		X		X
		cypermethrin	X	X	X	X	X	X				X
		bifenthrin	X	X	X	X	X	X	X	X	X	X
		zeta-cypermethrin	X	X	X	X	X	X	X		X	X
	Carbamates	carbofuran	X	X	X	X	X	X	X	X	X
		carbosulfan	X	X	X	X	X	X	X
	Other	cadusafos					X		X	X

Herbicides		carfentrazone-ethyl	X	X	X	X	X	X	X	X	X	X
		clomazone	X	X	X		X	X	X	X	X
		sulfentrazone					X	X	X	X		X
		fluthiacet-methyl		X				X

Fungicides		benalaxyl					X
		iprodione		X	X	X	X	X			X
		prochloraz			X	X	X
Industry Overview
The three principal categories of agricultural and non-crop chemicals are herbicides, representing approximately half of global industry revenue; insecticides, representing approximately a quarter of global industry revenue; and fungicides, representing most of the remaining portion of global industry revenue.
The agrochemicals industry is relatively consolidated. Leading crop protection companies, Syngenta AG, Bayer AG, Monsanto Company, BASF AG, The Dow Chemical Company and E. I. du Pont de Nemours and Company (DuPont), currently represent approximately 70 percent of the industry’s global sales. The next tier of agrochemical producers include FMC, Makhteshim-Agan Industries Ltd., Sumitomo Chemical Company Limited, Nufarm Limited, Arysta LifeScience Corporation, United Phosphorous Limited and Cheminova A/S. This tier employs various differentiated strategies and compete through unique technologies focusing on certain crops, markets and geographies, and competitive pricing based on low-cost manufacturing positions.
Growth
We plan to grow by obtaining new and approved uses for existing product lines and acquiring, accessing, developing, marketing, distributing and/or selling complementary chemistries and related technologies in order to enhance and expand our product portfolio and our capabilities to effectively service our target markets and customers.
Our growth efforts focus on developing environmentally compatible and sustainable solutions that can effectively increase farmers’ yields, provide cost-effective alternatives to older chemistries to which insects, weeds or disease may have developed resistance. We are committed to providing unique, differentiated products to our customers by acquiring and further developing technologies as well as by making selective investments in innovation to extend product life cycles. Our external growth efforts include product acquisitions, in-licensing of chemistries and technologies, and alliances to strengthen our market access or complement our existing product portfolio. In 2010, we successfully acquired the proprietary herbicide fluthiacet-methyl which has an excellent fit in our focus market segments and is particularly effective on many tough-to-control weeds that have developed resistance to glyphosate. In 2011, we entered into a joint venture in Argentina to accelerate growth and strengthen our market access in the second largest crop protection market in Latin America. Also in 2011 we acquired Rovral® iprodione and Sportak® prochloraz fungicides for agricultural use outside of Europe. In 2012, we signed a perpetual, global licensing agreement, along with distribution and services agreements with GAT Microencapsulation AG covering a range of advanced crop protection products and proprietary formulation technologies. We have continued to enter into a range of development and distribution agreements with other companies that provide us access to new technologies and products which we can subsequently commercialize.
FMC Health and Nutrition
Financial Information (In Millions)

FMC HEALTH AND NUTRITION	FMC HEALTH AND NUTRITION
REVENUE AND OPERATING MARGIN 2008-2012	CAPITAL EXPENDITURES AND DEPRECIATION & AMORTIZATION 2008-2012

800
700
600
500
400
300
200
100
0
40%
35%
30%
25%
20%
15%
10%
536
579
612
654
681
20%
23%
24%
24%
24%
2008
2009
2010
2011
2012
Revenue
Operating Margin

60
50
40
30
20
10
0
26
19
53
20
32
20
39
22
57
25
2008
2009
2010
2011
2012
Capital Expenditures
Depreciation and Amortization

Overview
Our FMC Health and Nutrition segment, which represents approximately 18 percent of our 2012 consolidated revenues, is focused on high-performance food ingredients, pharmaceutical excipients and our intent is to broaden the platform into nutraceuticals, personal care, and pet / animal nutrition. The significant majority of FMC Health and Nutrition sales are to customers in non-cyclical end markets. We believe that our future growth in this segment will continue to be based on the value-added performance capabilities of these products and our research and development capabilities, as well as on the alliances and the close working relationships we have developed with key global customers. The food ingredients area in particular is a focus for external growth, and our intent is to broaden our product line and expand our participation in RDEs through acquisitions, joint ventures, and alliances.

Products and Markets

FMC HEALTH AND NUTRITION
2012 REVENUE BY REGION

10%
24%
33%
33%
Latin America
Asia Pacific
North America
Europe, Middle East & Africa

FMC Health and Nutrition is organized around the food and pharmaceutical markets. Our product offerings into the food markets principally provide texture, structure and physical stability ("TSPS") to thicken and stabilize certain food products. Our formulation ingredients serving the pharmaceutical industry function as binders, disintegrants, suspending agents, and control release compounds for the production of both solid and liquid pharmaceutical products.
FMC Health and Nutrition is a supplier of microcrystalline cellulose ("MCC"), carrageenan, alginates, natural colorants and pectin — naturally-derived ingredients that have high value-added applications in the production of food, pharmaceutical and other specialty consumer and industrial products. MCC, processed from specialty grades of renewable hardwood and softwood pulp, provides binding and disintegrant properties for dry tablets and capsules and has unique functionality that improves the texture and stability of many food products. Carrageenan and alginates, both processed from natural seaweed, are used in a wide variety of food, pharmaceutical and oral care applications. In the fourth quarter of 2011 we acquired South Pole Biogroup Ltda., a Chilean-based natural color and specialty nutrition ingredients manufacturer and in the second quarter of 2012 we acquired Phytone Ltd., a natural colors producer based in the United Kingdom. With the completion of these acquisitions we have further expanded our portfolio of naturally sourced specialty products used in the food, beverage, personal care, nutrition and pharmaceutical markets. Also in the third quarter of 2012 we entered into the pectin market, through the acquisition of certain assets of Pectine Italia S.p.A, expanding our portfolio of hydrocolloid texturants and stabilizers. Additionally, we are developing technology platforms within biomedical markets to provide ultrapure biopolymers and application know-how for biomedical devices.

The following chart summarizes the markets for FMC Health and Nutrition’s products and our chemistries in each market:

		Microcrystalline cellulose	Carrageenan	Alginates	Natural Colorants	Pectin	Other
Food	Beverage	X	X	X	X	X
	Dairy	X	X	X	X	X
	Convenience foods	X	X	X	X	X	X
	Meat and poultry		X	X
	Pet food and other	X	X	X

Pharmaceutical	Tablet binding and coating	X	X	X			X
	Anti-reflux			X
	Liquid suspension	X	X
	Oral care		X
	Cosmetic care	X	X	X			X
	Oral dose forms	X	X	X			X
	Biomedical			X			X

Industry Overview
Food Ingredients
The industry is dispersed geographically, with the majority of our sales in Europe, North America and Asia. The food ingredients market is comprised of a large number of suppliers due to the broad spectrum of chemistries employed. Segment leadership, global position and investment in technology are key factors to sustaining profitability. The top suppliers of TSPS ingredients include FMC, DuPont, J.M. Huber Corporation, Kerry Group plc and Cargill Incorporated.
Pharmaceutical Ingredients
Competitors tend to be grouped by chemistry. Our principal MCC competitors include J. Rettenmaier & Sôhne GmbH, Ming Tai Chemical Co., Ltd., Asahi Kasei Corporation and Blanver Farmoquimica Ltda. While pricing pressure from low cost producers is a common competitive dynamic, companies like us offset that pressure by providing the most reliable and broadest range of products and services. Our customers are pharmaceutical firms who depend upon reliable therapeutic performance of their drug products.

FMC Minerals
Financial Information (In millions)

FMC MINERALS	FMC MINERALS
REVENUE AND OPERATING MARGIN 2008-2012	CAPITAL EXPENDITURES AND DEPRECIATION & AMORTIZATION 2008-2012

1200
1000
800
600
400
200
0
40%
35%
30%
25%
20%
15%
10%
897
754
834
918
966
21%
16%
17%
19%
18%
2008
2009
2010
2011
2012
Revenue
Operating Margin

100
90
80
70
60
50
40
30
20
10
0
95
45
49
51
56
53
89
48
93
50
2008
2009
2010
2011
2012
Capital Expenditures
Depreciation and Amortization

Overview
Our FMC Minerals segment, which represents 26 percent of our 2012 consolidated revenues, participates in the alkali chemicals and lithium products markets.

Products and Markets

FMC MINERALS	FMC MINERALS
2012 SALES MIX	2012 REVENUE BY REGION

14%
22%
53%
11%
Latin America
Asia Pacific
North America
Europe, Middle East & Africa

Alkali
Our Alkali Chemicals division produces natural soda ash. Soda ash is used by manufacturers in glass, chemical processing and detergent industries. To lesser degrees, we also produce sodium bicarbonate, caustic soda and sodium sesquicarbonate. The majority of our alkali sales are manufactured by and sold through FMC Wyoming Corporation, which we manage as an integral part of our alkali business and in which we own shares representing an 87.5 percent economic interest, with the remaining shares held by two Japanese companies.

Lithium
Lithium is a vertically-integrated business, based on both inorganic and organic lithium chemistries. While lithium is sold into a variety of end-markets, we have focused our strategy on energy storage, specialty polymers, grease and pharmaceuticals.
The electrochemical properties of lithium make it an ideal material for portable energy storage in high performance applications, including smart phones, tablets, laptop computers, military and aerospace devices and vehicles and other next-generation technologies. Lithium is also a critical element in advanced batteries for use in hybrid electric, plug-in hybrids and all-electric vehicles.
Organolithium products are highly valued in the specialty polymer markets as initiators in the production of synthetic rubbers and elastomers. Organolithiums are also sold to fine chemical and pharmaceutical customers who use lithium's unique chemical properties to synthesize high value-added products.
The following chart summarizes the major markets for various lithium products:

	Primary Inorganics	Specialty Inorganics	Lithium Metal/Ion Battery Materials	Organometallics	Intermediates
Fine Chemicals Pharmaceuticals, agricultural products	X		X	X	X
Polymers Elastomers, synthetic rubbers, industrial coatings				X	X
Energy Storage Non-rechargeable batteries, lithium ion batteries (rechargeable)	X	X	X
Other Glass & ceramics, construction, greases & lubricants, air treatment, pool water treatment	X	X

Industry Overview
FMC Minerals serves a diverse group of markets, from economically-sensitive industrial sectors to technology-intensive specialty markets. Our product offerings are primarily inorganic and are generally commodities that, in many cases, have few cost-effective substitutes. Growth is typically a function of industrial production in developed economies and a function of the rate of industrialization in developing economies.
Alkali
Natural soda ash is typically produced from trona ore through mining and chemical processing. Soda ash may also be produced synthetically, but requires significantly more energy and produces large quantities of waste by-products, making it much less cost-effective than natural soda ash production. Due to the processing cost advantages of mining trona and the large natural reserves of trona ore in the U.S., particularly in the Green River Basin of Wyoming, all U.S. soda ash is naturally produced. By contrast, due to a lack of trona ore, the majority of the soda ash that is manufactured in the rest of the world is produced synthetically. Other U.S. producers are OCI Chemical Corporation, Church & Dwight, Solvay S.A., The General Chemical Group Inc. (in which a majority stake is owned by Tata Chemicals Limited), and Nirma Limited.
Lithium
The markets for lithium chemicals are global with significant growth occurring outside the U.S. in Japan, China and South Korea. There are three key producers of lithium compounds: FMC, Rockwood Holdings, Inc., and Sociedad Química y Minera de Chile S.A. FMC and Rockwood are the primary producers of lithium specialties. We expect a few new producers may add primary inorganics capacity to the global lithium supply in the future.

FMC Peroxygens
Financial Information (In millions)

FMC PEROXYGENS	FMC PEROXYGENS
REVENUE AND OPERATING MARGIN 2008-2012	CAPITAL EXPENDITURES AND DEPRECIATION & AMORTIZATION 2008-2012

700
600
500
400
300
200
100
0
40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
638
450
430
342
339
10%
-1%
5%
8%
9%
2008
2009
2010
2011
2012
Revenue
Operating Margin

45
40
35
30
25
20
15
10
5
0
31
36
30
33
32
33
33
26
29
21
2008
2009
2010
2011
2012
Capital Expenditures
Depreciation and Amortization

Overview
Our FMC Peroxygens segment, which represents nine percent of our 2012 consolidated revenues, serves the chemical processing, pulp and paper and environmental remediation industries.
Products and Markets

FMC PEROXYGENS	FMC PEROXYGENS
2012 SALES MIX	2012 REVENUE BY REGION

5%
2%
36%
57%
Latin America
Asia Pacific
North America
Europe, Middle East & Africa

Our primary peroxygen product is hydrogen peroxide which comprises 60 percent of our peroxygen sales. Hydrogen peroxide is sold into the pulp and paper, chemical processing, environmental, electronics and food industries. We also produce specialty peroxygens which include persulfate salts and peracetic acid. Persulfates are primarily sold to polymer, energy recovery, printed circuit board, hair care and soil remediation markets. Peracetic acid is predominantly supplied to the food industry for biocidal applications. Our environmental remediation products provides proprietary specialty solutions that prevent or remediate contamination of air, soil and water.

Industry Overview
The pulp and paper industry represents approximately 60 percent of demand for hydrogen peroxide in North America and Europe. In these markets, hydrogen peroxide is used as an environmentally friendly bleaching agent to brighten chemical, mechanical and recycled pulps as well as to treat a wide range of mill pollutants in the waste stream. The North American and European paper markets are mature, and new investment in pulp and paper capacity is largely focused in Asia and South America. The other North American and European hydrogen peroxide producers are EKA, a wholly owned subsidiary of Akzo Nobel N.V, Arkema Inc., Evonik Industries AG, Kemira Ovj, and Solvay S.A.
Source and Availability of Raw Materials
Our raw material requirements vary by business segment and primarily include mineral-related natural resources (trona ore and lithium brines), processed chemicals, seaweed, specialty wood pulps and energy sources such as gas, coal, oil and electricity. During 2012 no individual raw material represented more than five percent of our total raw material purchases. Additionally, during 2012 no significant difficulties were encountered in obtaining adequate supplies of our raw materials.
We extract ores used in FMC Minerals’ manufacturing processes from mines (e.g. trona ore in North America and lithium brine in South America). Raw materials used by FMC Health and Nutrition includes various types of seaweed and natural colorant raw materials that are sourced on a global basis, and specialty pulps which are purchased from selected global producers. Raw materials used by FMC Agricultural Solutions, primarily processed chemicals, are obtained from a variety of suppliers worldwide.
Patents
We own a number of U.S. and foreign patents, trademarks and licenses that are cumulatively important to our business. We do not believe that the loss of any individual or combination of related patents, trademarks or licenses would have a material adverse effect on the overall business of FMC. The duration of our patents depends on their respective jurisdictions. Their expiration dates range through 2032.
Seasonality
The seasonal nature of the crop protection market and the geographic spread of the FMC Agricultural Solutions business can result in significant variations in quarterly earnings among geographic locations. FMC Agricultural Solutions sold into the northern hemisphere (North America, Europe and parts of Asia) serve seasonal agricultural markets from March through September, generally resulting in earnings in the first, second and third quarters. Markets in the southern hemisphere (Latin America and parts of the Asia Pacific region, including Australia) are served from July through February, generally resulting in earnings in the third, fourth and first quarters. The remainder of our business is generally not subject to significant seasonal fluctuations.
Competition
We have a number one or number two market position in many of our product lines, based on revenue, either globally or in North America, largely as a result of our product offerings, proprietary technologies and our position as a low-cost producer. The following product lines accounted for the majority of our 2012 consolidated revenue. Market positions are based on the most recently available revenue data.

FMC Agricultural Solutions		FMC Health and Nutrition		FMC Minerals		FMC Peroxygens
Product Line	Market Position	Product Line	Market Position	Product Line	Market Position	Product Line	Market Position
Pyrethroids	#2 in North America	Microcrystalline cellulose	#1 globally	Soda ash	#1 in North America	Persulfates	#1 globally
Carbofuran	#1 globally	Carrageenan	#1 globally	Lithium	#2 globally
		Alginates	#1 globally
We encounter substantial competition in each of our three business segments. We market our products through our own sales organization and through alliance partners, independent distributors and sales representatives. The number of our principal competitors varies from segment to segment. In general, we compete by operating in a cost-efficient manner and by leveraging our industry experience to provide advanced technology, high product quality and reliability, and quality customer and technical service.

Our FMC Agricultural Solutions segment competes primarily in the global chemical crop protection market for insecticides, herbicides and fungicides. Industry products include crop protection chemicals and, for certain major competitors, genetically engineered (crop biotechnology) products. Competition from generic agrochemical producers is significant as a number of key product patents held industry-wide have expired in the last decade. In general, we compete as an innovator by focusing on product development, including novel formulations, proprietary mixes, and advanced delivery systems and by acquiring or licensing (mostly) proprietary chemistries or technologies that complement our product and geographic focus. We also differentiate ourselves by our global cost-competitiveness via our manufacturing strategies, establishing effective product stewardship programs and developing strategic alliances that strengthen market access in key countries and regions.
Our FMC Health and Nutrition segment has significant positions in markets that include alginate, carrageenan and microcrystalline cellulose. We compete with both direct suppliers of cellulose and seaweed extract as well as suppliers of other hydrocolloids, which may provide similar functionality in specific applications. In microcrystalline cellulose, competitors are typically smaller than us, while in seaweed extracts (carrageenan and alginates), we compete with other broad-based chemical companies.
Our FMC Minerals segment sells soda ash and lithium-based products worldwide. In North America, our soda ash business competes with four domestic producers of natural soda ash, three of which operate in the vicinity of our mine and processing facilities near Green River, Wyoming. Outside of the U.S., Canada, Europe and South Africa, we sell soda ash mainly through the American Natural Soda Ash Corporation ("ANSAC"). Internationally, our natural soda ash competes with synthetic soda ash manufactured by numerous producers, ranging from integrated multinational companies to smaller regional companies. The primary competitive factor affecting the sales of soda ash to commodity markets is price. We and each of our two most significant competitors in lithium extract the element from naturally occurring lithium-rich brines located in the Andes Mountains of Argentina and Chile, which are believed to be the world’s most significant and lowest cost sources of lithium.
Our FMC Peroxygens segment maintains a leading position in the North American market for hydrogen peroxide, particularly in specialty segments. There are currently four other firms competing in the hydrogen peroxide market in North America but most of them focus primarily on the commodity pulp and paper segment. The primary competitive factor affecting the sales of hydrogen peroxide to commodity markets is price. We seek to maintain our competitive position by employing low cost processing technology. We possess strong cost and market positions in our European peroxygens business. In each of these markets, we face significant competition from a range of multinational and regional chemical producers. We are the only producer of persulfates in the Americas but face competition from imports from Germany, Japan, Taiwan and India. In the European persulfates market, we compete with two domestic firms as well as imports from China, Taiwan and India. In both regions, Chinese imports are constrained by the presence of anti-dumping duties.
Research and Development Expense
We perform research and development in all of our segments with the majority of our efforts focused in the FMC Agricultural Solutions segment. The development efforts in the FMC Agricultural Solutions segment focus on developing environmentally sound solutions and new product formulations that cost-effectively increase farmers’ yields and provide alternatives to existing and new chemistries. Our research and development expenses in the last three years are set forth below:

	Year Ended December 31,
(in Millions)	2012	2011	2010
FMC Agricultural Solutions	$95.4	$84.3	$80.9
FMC Health and Nutrition	9.9	10.1	9.3
FMC Minerals	6.7	6.6	6.0
FMC Peroxygens	5.8	4.2	4.3
Total	$117.8	$105.2	$100.5
Environmental Laws and Regulations
A discussion of environmental related factors can be found in Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in Note 10 “Environmental Obligations” in the notes to our consolidated financial statements included within this Form 8-K as Exhibit 99.4.

Employees
We employ approximately 5,700 people, with about 2,700 people in our domestic operations and 3,000 people in our foreign operations. Approximately 31 percent of our U.S.-based and 32 percent of our foreign-based employees, respectively, are represented by collective bargaining agreements. We have successfully concluded most of our recent contract negotiations without any material work stoppages. In those rare instances where a work stoppage has occurred, there has been no material effect on consolidated sales and earnings. We cannot predict, however, the outcome of future contract negotiations. In 2013, 10 collective-bargaining agreements will expire. These contracts affect about two percent of our U.S.-based employees and 24 percent of foreign-based employees.
Securities and Exchange Commission Filings
Securities and Exchange Commission (SEC) filings are available free of charge on our website, www.fmc.com. Our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports are posted as soon as practicable after we furnish such materials to the SEC.
In accordance with New York Stock Exchange (NYSE) rules, on May 11, 2012, we filed a certification signed by our Chief Executive Officer (CEO) that, as of the date of the certification, he was unaware of any violation by FMC of the NYSE’s corporate governance listing standards. We also file with each Form 10-Q and our Form 10-K certifications by the CEO and Chief Financial Officer under sections 302 and 906 of the Sarbanes-Oxley Act of 2002.

ITEM 1A.	RISK FACTORS

There have been no changes to our risk factors as a result of the 2013 segment realignment and presentation change.